UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 46-4559529

1301 RIVERPLACE BOULEVARD, SUITE 2300

JACKSONVILLE, FL 32207

(Principal Executive Office)

Telephone Number: (904) 357-4600

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Your Vote Counts!
RAYONIER ADVANCED MATERIALS INC. 2021 Annual Meeting Vote by May 16, 2021 11:59 PM ET

RAYONIER ADVANCED MATERIALS INC. 1301 RIVERPLACE BLVD SUITE 2300 JACKSONVILLE, FL 32207

D45944-P53345

 You invested in RAYONIER ADVANCED MATERIALS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 17, 2021.

 Get informed before you vote

View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Charles E. Adair	For

1b.	Julie A. Dill	For

1c.	James F. Kirsch	For

2.	Advisory vote on the frequency of future non-binding votes on the compensation of our named executive officers.	Year

3.	Advisory vote to approve the compensation of our named executive officers as disclosed in our Proxy Statement.	For

4.	Approval of the 2021 Rayonier Advanced Materials Inc. Incentive Stock Plan.	For

5.	Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the Company for 2021.	For

NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then the proxy will be voted “For” all nominees, “One Year” on Proposal 2 and “For” Proposals 3, 4 and 5. The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D45945-P53345